Exhibit 10.19

Joinder Agreement

This JOINDER AGREEMENT (“Joinder”), dated June 14, 2024, is executed by REH Advisors Inc. (the “Transferee”) and by REH Company (the “Transferor”) pursuant to the terms of the Stockholders Agreement, dated as of August 2, 2021 (the “Stockholders Agreement”), by and among Hippo Parent Corporation, a Delaware corporation (the “Company”), The Sinclair Companies, a Wyoming corporation (“Sinclair HoldCo”), and each other stockholder set forth on Schedule I thereto, as may be amended from time to time (each, together with Sinclair HoldCo, a “Stockholder” and collectively, the “Stockholders”). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Stockholders Agreement.

1.

Acknowledgements. Transferee and Transferor each acknowledge that Transferee is acquiring Subject Shares (the “Transferred Shares”) from Transferor and that it is a condition precedent to such Transfer that the Transferee execute a Joinder to the Stockholders Agreement.

2.	Permitted Transferee. Transferor and Transferee each confirm to the Company that Transferee is a Permitted Transferee.

3.

Agreement. (a) Transferee acknowledges receipt of a copy of the Stockholders Agreement and agrees that it shall be fully bound by and subject to the terms of this Joinder and the Stockholders Agreement as a Stockholder thereunder. (b) Transferor hereby transfers, conveys and assigns to Transferee, and Transferee hereby accepts and assumes, all of Transferor’s rights and obligations in its capacity as “Sinclair HoldCo” under the Stockholders Agreement.

4.	Notice. Any notice required or permitted to be given by the Stockholders Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

TRANSFEROR:
REH Company

By:	/s/ Ross Matthews
Name: Ross Matthews
Title: Chief Operating Officer

TRANSFEREE:
REH Advisors Inc.

By:	/s/ Stephen Holding
	Name:	Stephen Holding
	Title:	Authorized Person

Address for notices:
2800 West Lincolnway, Cheyenne, Wyoming 82009